UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

FS INVESTMENT CORPORATION IV

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FS INVESTMENT CORPORATION IV

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

April     , 2017

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of FS Investment Corporation IV (the “Company”) to be held on Monday, June 12, 2017 at 2:30 p.m., Eastern Time, at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112 (the “Annual Meeting”).

Your vote is very important! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting stockholder votes.

The Notice of Annual Meeting of Stockholders and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to:

(i) elect the nine members of the board of directors of the Company named in the enclosed proxy statement to serve until the 2018 annual meeting of stockholders and until their successors are duly elected and qualified;

(ii) ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and

(iii) consider and vote upon a proposal to amend and restate the Company’s charter to reflect certain amendments described in the proxy statement, which are (a) amending the definition of “sales charge cap” and deleting references to “contingent deferred sales charge,” in connection with the Company’s recent commission structure change, and (b) amending the definition of “Roll-Up Transaction” so that it is consistent with the definition of such term set forth in the Omnibus Guidelines promulgated by the North American Securities Administrators Association, which amendments and restatement require the affirmative vote of the holders of a majority of all issued and outstanding shares of common stock for their approval;

The Company’s board of directors unanimously recommends that you vote FOR each of the proposals to be considered and voted on at the Annual Meeting.

It is important that your shares be represented at the Annual Meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card.

Your vote and participation in the governance of the Company are very important.

Sincerely yours,

Michael C. Forman

Chairman, President

and Chief Executive Officer

FS INVESTMENT CORPORATION IV

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 12, 2017

To the Stockholders of FS Investment Corporation IV:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of FS Investment Corporation IV, a Maryland corporation (the “Company”), will be held at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, on Monday, June 12, 2017 at 2:30 p.m., Eastern Time (the “Annual Meeting”), for the following purposes:

1.	To elect the nine members of the board of directors of the Company named in the enclosed proxy statement to serve until the 2018 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and

3.	To consider and vote upon a proposal to amend and restate the Company’s charter to reflect certain amendments described in the proxy statement, which are (a) amending the definition of “sales charge cap” and deleting references to “contingent deferred sales charge,” in connection with the Company’s recent commission structure change, and (b) amending the definition of “Roll-Up Transaction” so that it is consistent with the definition of such term set forth in the Omnibus Guidelines promulgated by the North American Securities Administrators Association, which amendments and restatement require the affirmative vote of the holders of a majority of all issued and outstanding shares of common stock for their approval;

4.	To consider and transact such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.

The board of directors has fixed the close of business on April 20, 2017 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof.

The Company has enclosed a copy of the proxy statement, the proxy card and the Company’s annual report to stockholders for the year ended December 31, 2016 (the “Annual Report”). The proxy statement and the Annual Report are also available on the Company’s website at www.fsinvestments.com/investments/funds/fsic-iv. If you plan on attending the Annual Meeting and voting your shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. To obtain directions to the Annual Meeting, please call the Company at (877) 628-8575.

By Order of the Board of Directors,

Stephen S. Sypherd

Vice President, Treasurer and Secretary

April     , 2017

Stockholders are requested to execute and return promptly the accompanying proxy card, which is being solicited by the board of directors of the Company. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the Annual Meeting. Stockholders also have the option to authorize their proxies by telephone or through the Internet by following the instructions printed on the proxy card. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Annual Meeting and voting in person.

FS INVESTMENT CORPORATION IV

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 12, 2017

PROXY STATEMENT

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of FS Investment Corporation IV, a Maryland corporation (the “Company”), for use at the Annual Meeting of Stockholders of the Company to be held at 2:30 p.m., Eastern Time, on Monday, June 12, 2017, at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, and any adjournments or postponements thereof (the “Annual Meeting”). This proxy statement and the accompanying materials are being mailed on or about April 28, 2017 to stockholders of record described below and are available on the Company’s website at www.fsinvestments.com/investments/funds/fsic-iv.

All properly executed proxies representing shares of common stock, par value $0.001 per share, of the Company (the “Shares”) received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon. If no specification is made, the Shares will be voted FOR:

(i) the proposal to elect each of the director nominees named herein to the Board to serve until the 2018 annual meeting of stockholders and until his or her successor is duly elected and qualified (the “Director Proposal”);

(ii) the proposal to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 (the “Accountant Proposal”); and

(iii) the proposal to amend and restate the Company’s charter (the “Charter”) to reflect certain amendments, which are (a) amending the definition of “sales charge cap” and deleting references to “contingent deferred sales charge,” in connection with the Company’s recent commission structure change, and (b) amending the definition of “Roll-Up Transaction” so that it is consistent with the definition of such term set forth in the Omnibus Guidelines promulgated by the North American Securities Administrators Association, which amendments and restatement require the affirmative vote of the holders of a majority of all issued and outstanding shares of common stock for their approval (the “Charter Amendment Proposal”);

Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise. Any stockholder who executes a proxy may revoke it with respect to any proposal by attending the Annual Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting.

Quorum

Stockholders of the Company are entitled to one vote for each Share held. Under the Articles of Amendment and Restatement of the Company (the “Charter”), one third of the number of Shares entitled to cast votes, present in person or by proxy, constitutes a quorum for the transaction of business. Abstentions will be treated as Shares that are present for purposes of determining the presence of a quorum for transacting business at the Annual Meeting.

Adjournments

In the event that a quorum is not present at the Annual Meeting, the chairman of the Annual Meeting or the stockholders entitled to vote at the Annual Meeting, present in person or by proxy, shall have the power to adjourn the Annual Meeting from time to time to a date not more than 120 days after the original record date without notice, other than the announcement at the Annual Meeting to permit further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought. Any business that might have been transacted at the Annual Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

If it appears that there are not enough votes to approve any proposal at the Annual Meeting, the chairman of the Annual Meeting may adjourn the Annual Meeting from time to time to a date not more than 120 days after the record date originally fixed for the Annual Meeting without notice, other than announcement at the Annual Meeting, to permit further solicitation of proxies. The persons named as proxies for the Company will vote proxies held by them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

If sufficient votes in favor of one or more proposals have been received by the time of the Annual Meeting, the proposals will be acted upon and such actions will be final, regardless of any subsequent adjournment to consider other proposals.

Record Date

The Board has fixed the close of business on April 20, 2017 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were [ ] Shares outstanding.

Required Vote

Director Proposal. Each director nominee shall be elected by a plurality of all the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Director Proposal. There will be no cumulative voting with respect to the Director Proposal.

Accountant Proposal. The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present, is required to ratify the appointment of RSM US LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Accountant Proposal.

Charter Amendment Proposal. The affirmative vote by the holders of Shares entitled to cast a majority of all the votes entitled to be cast as of the Record Date is necessary for approval of the Charter Amendment Proposal. Abstentions will not count as affirmative votes cast and will therefore have the same effect as votes against the Charter Amendment Proposal.

Broker Non-Votes

Shares for which brokers have not received voting instructions from the beneficial owner of the Shares and do not have, or choose not to exercise, discretionary authority to vote the Shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as Shares present for quorum purposes. Because the Director Proposal is a non-routine matter, brokers will not have discretionary authority to vote on the matter, and therefore, Shares for which brokers have not received voting instructions from the beneficial owner of the Shares will be broker non-votes. Broker non-votes are not considered votes cast and thus have no effect on the Director Proposal. Because the Accountant Proposal is a routine matter, brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the Shares, and therefore, there will not be any broker non-votes with respect to the Accountant Proposal. Because the Charter Amendment Proposal is a non-routine matter, brokers will not have discretionary authority to vote on the matter, and therefore, Shares for which brokers have not received voting instructions from the beneficial owner of the Shares will be broker non-votes. Broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the Charter Amendment Proposal.

Householding

Mailings for multiple stockholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (annual reports, prospectuses, proxy statements, etc.) or other communications for all stockholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”). If you do not want to continue to receive combined mailings of Company communications and would prefer to receive separate mailings of Company communications, please contact the Company’s transfer agent, DST Systems, Inc. by telephone at (877) 628-8575 or by mail to FS Investment Corporation IV, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105-1594.

Voting

You may vote in person at the Annual Meeting or by proxy in accordance with the instructions provided below. You may also authorize a proxy by telephone or through the Internet using the toll-free telephone number or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link. Stockholders of the Company are entitled to one vote for each Share held.

When voting by proxy and mailing your proxy card, you are required to:

•	indicate your instructions on the proxy card;

•	date and sign the proxy card;

•	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•	allow sufficient time for the proxy card to be received on or before 2:30 p.m., Eastern Time, on June 12, 2017.

The Company has enclosed with this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and the Company’s annual report to stockholders for the year ended December 31, 2016 (the “Annual Report”). The proxy statement and the Annual Report are also available on the Company’s website at www.fsinvestments.com/investments/funds/fsic-iv. If you plan on attending the Annual Meeting and voting your Shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. To obtain directions to the Annual Meeting, please call the Company at (877) 628-8575.

Other Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this proxy statement, the accompanying Notice of Annual Meeting of

Stockholders, proxy card and Annual Report. The Company has requested that brokers, nominees, fiduciaries and other persons holding Shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or regular employees of the Company and its affiliates (without special compensation therefor). The Company has also retained Broadridge Investor Communication Solutions, Inc. to assist in the solicitation of proxies for an estimated fee of approximately $10,000, plus out-of-pocket expenses. Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth, as of March 15, 2017, the beneficial ownership of the nominees for director, the Company’s executive officers, each person known to the Company to beneficially own 5% or more of the outstanding Shares, and all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and includes voting or investment power with respect to the Shares. There are no Shares subject to options that are currently exercisable or exercisable within 60 days of March 15, 2017. Ownership information for those persons who beneficially own 5% or more of the Shares is based upon information furnished by the Company’s transfer agent and other information provided by such persons, if available.

	Shares Beneficially Owned as of March 15, 2017
Name and Address of Beneficial Owner(1)	Number of Shares	Percentage(2)
Interested Directors:
Michael C. Forman(3)	31,067.169	*
David J. Adelman(4)	51,778.602	*
Thomas J. Gravina	10,355.724	*

Independent Directors:

M. Walter D’Alessio	964.618	*
Barbara J. Fouss	5,116.048	*
Marc Lederman	7,766.795	*
Gregory S. Rost	1,710.945	*
Judah C. Sommer	—	—
John E. Stuart	19,292.356	*

Executive Officers:

Edward T. Gallivan, Jr.	517.793	*
Zachary Klehr	1,294.466	*
Gerald F. Stahlecker(4)	2,588.930	*
Stephen S. Sypherd(4)	1,035.567	*
James E. Volk	—	—

All Directors and Executive Officers as a group (14 persons)	133,489.013	*

*	Less than one percent.

(1)	The address of each of the beneficial owners is c/o FS Investment Corporation IV, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.
(2)	Based on a total of 18,747,978.17 Shares issued and outstanding on March 15, 2017.
(3)	All Shares held through The 2011 Forman Investment Trust, a trust created by Mr. Forman for the benefit of his minor children.
(4)	All Shares held in a joint account with spouse.

Dollar Range of Equity Securities Beneficially Owned by Directors

The table below shows the dollar range of equity securities of the Company and the aggregate dollar range of equity securities of the Fund Complex that were beneficially owned by each director as of the Record Date stated as one of the following dollar ranges: None; $1-$10,000; $10,001- $50,000; $50,001-$100,000; or Over $100,000. For purposes of this proxy statement, the term “Fund Complex” is defined to include the Company, FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III, FS Energy and Power Fund, FS Global Credit Opportunities Fund (“FSGCO”), FS Global Credit Opportunities Fund—A (“FSGCO—A”), FS Global Credit Opportunities Fund—D (“FSGCO—D”), FS Global Credit Opportunities Fund—ADV (“FSGCO—ADV”), FS Global Credit Opportunities Fund—T (together with FSGCO, FSGCO—A, FSGCO—D and FSGCO—ADV, the “FSGCO Funds”) and FS Energy Total Return Fund.

Name of Director	Dollar Range of Equity Securities Beneficially Owned in the Company(1)(2)	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(2)
Interested Directors:
Michael C. Forman	Over $100,000	Over $100,000
David J. Adelman	Over $100,000	Over $100,000
Thomas J. Gravina	Over $100,000	Over $100,000

Independent Directors:
M. Walter D’Alessio	$10,001-$50,000	$10,001-$50,000
Barbara J. Fouss	$50,001-$100,000	Over $100,000
Marc Lederman	$50,001-$100,000	$50,001-$100,000
Gregory S. Rost	$1-$10,000	$1-$10,000
Judah C. Sommer	None	None
John E. Stuart	Over $100,000	Over $100,000

(1)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.
(2)	The dollar range of equity securities of FS Investment Corporation beneficially owned by directors of the Company, if applicable, is calculated by multiplying the closing price of the Shares as reported on the New York Stock Exchange, LLC (“NYSE”) on March 15, 2017, times the number of Shares beneficially owned. The dollar range of equity securities of the other funds in the Fund Complex is calculated in accordance with the applicable account statement rules of The Financial Industry Regulatory Authority, Inc.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its Shares, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the fiscal year ended December 31, 2016, all Section 16(a) filing requirements applicable to such persons were timely filed.

PROPOSAL 1: ELECTION OF DIRECTOR NOMINEES

At the Annual Meeting, stockholders of the Company are being asked to consider the election of nine directors of the Company. Pursuant to the Company’s Bylaws, the number of directors on the Board may not be fewer than the minimum number required by the Maryland General Corporation Law, or greater than twelve. Directors of the Company are elected annually for a term of one year, and serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. The Board is currently comprised of nine directors.

Each director nominee named below has been nominated for election by the Board to serve a one-year term until the 2018 annual meeting of stockholders and until his or her successor is duly elected and qualified. Each director nominee has agreed to serve as a director if re-elected and has consented to being named as a nominee. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between such person and the Company.

A stockholder can vote for, or withhold his or her vote from, any or all of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the director nominees named below. If any of the director nominees should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by the Board’s Nominating and Corporate Governance Committee. The Board has no reason to believe that any of the persons named as director nominees will be unable or unwilling to serve.

Information about the Board and Director Nominees

The role of the Board is to provide general oversight of the Company’s business affairs and to exercise all of the Company’s powers except those reserved for the stockholders. The responsibilities of the Board also include, among other things, the oversight of the Company’s investment activities, the quarterly valuation of the Company’s assets, the oversight of the Company’s financing arrangements and corporate governance activities.

A majority of the members of the Board are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Company or FSIC IV Advisor, LLC, the Company’s investment adviser (“FSIC IV Advisor”), and are “independent” as defined by Rule 303A.00 in the NYSE Listed Company Manual. These individuals are referred to as the Company’s independent directors (the “Independent Directors”). Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company. The members of the Board who are not Independent Directors are referred to as interested directors (the “Interested Directors”).

The Board is currently comprised of nine directors, six of whom are Independent Directors. The Board has determined that the following director nominees are Independent Directors: Ms. Fouss and Messrs. D’Alessio, Lederman, Rost, Sommer, and Stuart. Based upon information requested from each director nominee concerning his or her background, employment and affiliations, the Board has affirmatively determined that none of the Independent Director nominees has, or within the last two years had, a material business or professional relationship with the Company, other than in his or her capacity as a member of the Board or any Board committee or as a stockholder.

In considering each director nominee and the composition of the Board as a whole, the Board seeks a diverse group of experiences, characteristics, attributes and skills, including diversity in gender, ethnicity and race, that the Board believes enables a director to make a significant contribution to the Board, the Company and its stockholders. These experiences, characteristics, attributes and skills, which are more fully described below, include, but are not limited to, management experience, independence, financial expertise and experience serving as directors or trustees of other entities. The Board may also consider such other experiences, characteristics, attributes and skills as it deems appropriate, given the then-current needs of the Board and the Company.

These experiences, characteristics, attributes and skills relate directly to the management and operations of the Company. Success in each of these categories is a key factor in the Company’s overall operational success and creating stockholder value. The Board believes that directors who possess these experiences, characteristics, attributes and skills are better able to provide oversight of the Company’s management and the Company’s long-term and strategic objectives. Below is a description of the experience, characteristics, attributes and skills of each director nominee that led the Board to conclude that each such person should serve as a director. The Board also considered the specific experience described in each director nominee’s biographical information, as disclosed below.

The following tables set forth certain information regarding the Independent Director nominees and Interested Director nominees.

INDEPENDENT DIRECTOR NOMINEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
M. Walter D’Alessio Age: 83 Director	Since 2015

Mr. D’Alessio has served as a principal of NorthMarq Advisors, LLC, a real estate and economic development advisory services firm, since December 2012. From 2003 to December 2012, he served as vice chairman of NorthMarq Capital, LLC, a real estate financial intermediary. He served as chairman and chief executive officer of Legg Mason Real Estate Services, Inc., a mortgage banking firm, from 1982 until 2003, when the company was sold to NorthMarq Capital. Mr. D’Alessio has also served as a director of PECO Energy Company, a subsidiary of Exelon Corporation, since 1983, where he has served at various times as a member of the audit committee and corporate governance committee. From 2000 until December 2012, he served on the board of Exelon Corporation, a provider of energy services, where he served at various times as chairman of the corporate governance committee, as a member of the compensation committee and the audit committee and as lead independent director. Mr. D’Alessio served as a trustee of Brandywine Realty Trust, a full service real estate company, from 1996 to 2017, and served as chairman of the board from 2004 to 2017.

In addition, Mr. D’Alessio has served as a member of the board of trustees of Pennsylvania Real Estate Investment Trust since 2005, and as lead independent trustee since January 2011. He also currently serves as a member of its compensation committee. He is the chairman of the board of directors of Independence Blue Cross, a health insurance provider. Mr. D’Alessio is also on the board of a number of civic organizations, including the Philadelphia Industrial Development Corporation and the Greater Philadelphia Chamber of Commerce. Mr. D’Alessio received his M.S. in City Planning from the University of Illinois and his B.S. in Landscape Architecture from Pennsylvania State University.

			One	Exelon Corporation; PECO Energy Company; Pennsylvania Real Estate Investment Trust; Independence Blue Cross

INDEPENDENT DIRECTOR NOMINEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Barbara J. Fouss Age: 47 Director	Since 2015	Ms. Fouss previously served as director of strategic initiatives of Sun National Bank, a national bank and a subsidiary of Sun Bancorp, Inc., from December 2012 to March 2013. Prior to beginning her role as director of strategic initiatives, Ms. Fouss served as Sun National Bank’s chief credit policy officer from August 2011 to November 2012, deputy chief credit policy officer from March 2008 to July 2011 and senior vice president and senior credit officer from 2003 to 2008. Prior to joining Sun National Bank, Ms. Fouss served as a vice president in the energy and power investment banking group of Wachovia Securities, the institutional capital markets and investment banking group of Wachovia Corporation (now Wells Fargo & Company), from 2000 to 2003. Ms. Fouss also currently serves on the boards of trustees of the FSGCO Funds has served in such role since the later of November 2013 or such entity’s inception date. Ms. Fouss received her bachelor’s degree in business administration from Georgetown University.	Six	Sun National Bank, the FSGCO Funds
Marc Lederman Age: 46 Director	Since 2015	Mr. Lederman is a co-founder and member of NewSpring Capital, LLC, a family of specific purpose private equity funds. Mr. Lederman has been with NewSpring Capital since 2000. He serves as a general partner of the firm’s four growth equity funds, NewSpring Ventures, L.P., formed in 1999, NewSpring Growth Capital II, L.P., formed in 2006 NewSpring Growth Capital III, L.P. formed in January 2012 and NewSpring Growth Capital IV, L.P. formed in October 2015. Mr. Lederman serves as a director of various NewSpring Growth Capital portfolio companies. Prior to the founding of NewSpring Capital, he served in various capacities at Deloitte & Touche LLP, including as manager in the Business Assurance and Advisory Services Group and as a senior accountant. Mr. Lederman also currently serves on the boards of Snagajob, EnterpriseDB, Exergy, 3 Pillar Global, Star2Star and VelociData. Mr. Lederman is actively involved with various civic organizations, including as a member, and executive committee member, of the Greater Philadelphia Alliance for Capital Technologies and of the Wharton Private Equity & Venture Capital Association. Mr. Lederman earned a B.S. in Accountancy from Villanova University and a M.B.A. from The Wharton School of the University of Pennsylvania. He is a Certified Public Accountant (inactive).	One	None

INDEPENDENT DIRECTOR NOMINEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Gregory S. Rost Age: 59 Director	Since 2015	Mr. Rost has served as Senior Vice President and Chief of Staff at the University of Pennsylvania since January 2017 and previously served as Vice President and Chief of Staff from December 2006 through January 2017. From January 2000 to December 2006, Mr. Rost served in senior level positions at Temple University, including more than five years as Chief of Staff to Temple University’s president. From January 1992 to January 2000, Mr. Rost served in the administration of former Philadelphia Mayor Edward G. Rendell as Deputy Mayor for Policy and Planning, and subsequently as Chief of Staff. Mr. Rost represents the Mayor of Philadelphia as an ex officio member of the Board of Directors of City Trusts and has presided in such role since September 2010. Mr. Rost holds a B.A. in Political Science from the University of Baltimore and a master’s degree in government administration from the University of Pennsylvania.	One	None
Judah C. Sommer Age: 72 Director	Since 2015	Prior to his retirement, Mr. Sommer served as Senior Counsel and Chair of the Public Policy Group at Crowell & Moring LLP, an international law firm, from June 2012 to March 2014. Prior to his position at Crowell & Moring, he served as Senior Advisor of Government Affairs from January 2011 to March 2012 and as Senior Vice President, Head of Government Affairs, from 2007 to December 2010, at UnitedHealth Group, a diversified health care company. Mr. Sommer previously served as Managing Director, Head of Global Government Affairs at Goldman Sachs & Co. from 1997 to 2007 and as Vice President from 1984-1997. He previously served in the office of U.S. Senator Jacob K. Javits of New York. He is Vice-chair of the Board of Trustees of Hebron Academy, an independent boarding school in Hebron, Maine. He is Member of the DC Bar. He received his J.D. from New York University School of Law and his B.A. in International Relations from Johns Hopkins University.	One	None

INDEPENDENT DIRECTOR NOMINEES
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
John E. Stuart Age: 73 Director	Since 2015	Mr. Stuart serves as the managing partner of Strategic Business Options, LLC, a strategic consulting firm that he founded in January 2011. He also has served on the board of directors of FS Investment Corporation II since February 2012, and as a member of its audit committee and nominating and corporate governance committee since February 2012 and September 2013, respectively. Mr. Stuart previously served as the chief executive officer of ConvergeOne, a leading independent integrator of communications, collaboration and customer interaction solutions for businesses in the United States, from 2003 through May 2009, where he was responsible for managing all aspects of the business. From 1999 to 2000, he was chief executive officer of StorNet, a nationwide value-added systems integrator. He previously was chairman and chief executive officer of IKON Office Solutions, a provider of office products, from 1985 to 1998. Mr. Stuart also serves as a member of the board of directors of Altura Communications, a leading provider of communications applications, equipment and services for voice and data networking solutions, a position he has held since June 2011. Mr. Stuart served from 1996 to 2004 as a member of the board of directors and as chairman of the audit committee of Foster Wheeler, Inc., a global engineering and construction contractor and power equipment supplier. From March 2009 through August 2009, he served as chairman of the board of LifeCare Gateway, a consulting firm that provides financial advisors with a practice management program that addresses their clients’ life care needs. Mr. Stuart received both an undergraduate degree in business and a Masters in Business Administration from Pace University’s Lubin School of Business.	Two	None

INTERESTED DIRECTOR NOMINEES(3)
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Michael C. Forman Age: 56 Chairman of the Board, President and Chief Executive Officer	Since 2015

Mr. Forman has served as the Company’s chairman, president and chief executive officer since the Company’s inception in February 2015 and as the chairman and chief executive officer of FSIC IV Advisor since its inception in September 2015. Mr. Forman also currently serves as chairman, president and chief executive officer of FS Investment Corporation, FB Adviser, FS Energy and Power Fund, FS Investment Advisor, LLC, FS Investment Corporation II, FSIC II Advisor, LLC, FS Investment Corporation III, FSIC III Advisor, LLC, the FSGCO Funds, FS Global Advisor, LLC, FS Investment Corporation IV, FSIC IV Advisor, LLC, FS Energy Total Return Fund and FS Energy Advisor, LLC.

In 2005, Mr. Forman cofounded FB Capital Partners, L.P., an investment firm that previously invested in private equity, senior and mezzanine debt and real estate, and has served as managing general partner since inception. In May 2007, Mr. Forman cofounded Franklin Square Holdings, L.P., which does business as FS Investments (“FS Investments”).

Prior to co-founding FB Capital Partners, L.P., Mr. Forman spent nearly 20 years as an attorney in the Corporate and Securities Department at the Philadelphia based law firm of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, or Klehr Harrison, where he was a partner from 1991 until leaving the firm to focus exclusively on investments. In addition to his career as an attorney and investor, Mr. Forman has been an active entrepreneur and has founded several companies, including companies engaged in the gaming, specialty finance and asset management industries. Mr. Forman serves as a member of the board of directors of a number of private companies. Mr. Forman is also a member of a number of civic and charitable boards, including The Franklin Institute (executive committee member), The Vetri Foundation for Children (chairman), The Barnes Foundation (corporate leadership board member), the Children’s Hospital of Philadelphia (corporate council member) and the Center City District Foundation. Mr. Forman serves as the co-chair of the capital campaign for The Philadelphia School. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University.

			Eleven	None

INTERESTED DIRECTOR NOMINEES(3)
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Michael C. Forman Age: 56 Chairman of the Board, President and Chief Executive Officer (continued)	Since 2015	Mr. Forman has extensive experience in corporate and securities law and has founded and served in a leadership role of various companies, including FSIC IV Advisor, which serves as the Company’s investment adviser. The Board believes Mr. Forman’s experience and his positions as the Company’s and FSIC IV Advisor’s chief executive officer make him a significant asset to the Company.	Eleven	None
David J. Adelman Age: 45 Director	Since 2015

Mr. Adelman has served as the Company’s vice-chairman since September 2015. Mr. Adelman also currently serves as the vice-chairman of FS Investment Corporation, FB Income Advisor, LLC, FS Energy and Power Fund, FS Investment Advisor, LLC, FS Investment Corporation II, FSIC II Advisor, LLC, FS Investment Corporation III, FSIC III Advisor, LLC, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A , FS Global Credit Opportunities Fund—D, FS Global Credit Opportunities Fund—T, FS Global Credit Opportunities Fund—ADV and FS Global Advisor and LLC and has presided in such roles since the later of October 2007 or each entity’s inception date.

Mr. Adelman has significant managerial and investment experience and has served as the president and chief executive officer of Philadelphia-based Campus Apartments, Inc. (“Campus Apartments”) since 1997. Campus Apartments develops, manages, designs, and privately finances more than 220 upscale housing facilities for colleges and universities across the United States. In 2006, Campus Apartments entered into a $1.1 billion venture with GIC Real Estate Pte Ltd., the real estate investment arm of the Government of Singapore Investment Corporation, in which Campus Apartments uses the venture’s capital to acquire, develop, operate and manage student housing projects across the United States.

In addition to his duties as president and chief executive officer of Campus Apartments, Mr. Adelman has been the chief executive officer of Campus Technologies, Inc. since 2001, the vice-chairman of University City District board of directors since 1997, board member of Actua Corporation (formerly known as ICG Group, Inc.) since June 2011 and member of the National Multi Family Council (NMHC) and the Young Presidents’ Organization. Mr. Adelman formerly served as a board member of Hyperion Bank and on the executive committee of the Urban Land Institute’s Philadelphia Chapter. Mr. Adelman is also an active private investor and entrepreneur, having co-founded FS Investments with Mr. Forman. Mr. Adelman received his B.A. in Political Science from The Ohio State University.

			Eleven	Actua Corporation

INTERESTED DIRECTOR NOMINEES(3)
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
David J. Adelman Age: 45 Director (continued)	Since 2015	Mr. Adelman serves as vice-chairman of FSIC IV Advisor. Mr. Adelman has substantial management, operational and financial expertise generated through his leadership roles for public and private companies, including his service as president and chief executive officer of Campus Apartments. Mr. Adelman also serves on the board of directors and in other leadership roles for various charitable and civic organizations. These varied activities have provided him, in the opinion of the Board, with experience and insight which is beneficial to the Company.	Eleven	Actua Corporation
Thomas J. Gravina Age: 55 Director	Since 2015	Mr. Gravina currently serves as executive chairman of GPX Enterprises, L.P., a private investment firm, and its affiliates, including GPX Realty Partners, L.P., a private real estate and investment advisory firm, and has served in such capacities since cofounding GPX Enterprises, L.P. in 2006. Mr. Gravina currently serves on the board of directors of FS Investment Corporation, on the board of trustees of FS Energy and Power Fund and as chairman of its nominating and corporate governance committee and on the boards of trustees of the FSGCO Funds and as a member of their valuation committee and nominating and corporate governance committee. He previously served on FS Investment Corporation’s audit committee and nominating and corporate governance committee. Mr. Gravina also currently serves as chairman and chief executive officer of EvolveIP Holdings, LLC, a cloud-based technology provider, which he cofounded in 2007. Previously, from 2000 to 2005, Mr. Gravina served as president and chief executive officer and director of ATX Communications, Inc., a NASDAQ publicly traded communications company. Mr. Gravina also served as chairman of the board of directors of ATX Communications, Inc. from 2005 to 2006. Mr. Gravina led the multibillion dollar merger in 2000 between publicly-traded CoreComm Limited and Voyager.net, and privately-held ATX Telecommunications Services, of which he was co-chief executive officer and cofounder since 1987. Mr. Gravina is a member of the board of directors, chairman of the audit and foundation committees and is a member of the finance committee of the Philadelphia College of Osteopathic Medicine and is a member of other charitable and civic boards. Mr. Gravina received his B.S. in Business Administration from Villanova University.	Eight	None

INTERESTED DIRECTOR NOMINEES(3)
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Thomas J. Gravina Age: 55 Director (continued)	Since 2015	Mr. Gravina has served as a member of various boards, including public company and charitable and civic organizations. In addition, his service as chairman of both public and private companies, including a private investment firm that he cofounded have provided him, in the opinion of the Board, with experience and insight which is beneficial to the Company.	Eight	None

†	Includes directorships held in (1) any investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act and (3) any company subject to the requirements of Section 15(d) of the Exchange Act, in each case, other than with respect to companies in the Fund Complex.
(1)	The address for each director is c/o FS Investment Corporation IV, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.
(2)	Directors serve for a one-year term until the next annual meeting of stockholders and until their successors are duly elected and qualified.
(3)	“Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Messrs. Forman and Adelman are each an “interested person” because of their affiliation with FSIC IV Advisor. Mr. Gravina is an “interested person” because of a material professional relationship he has with Mr. Forman.

Risk Oversight and Board Structure

Board’s Role in Risk Oversight

Through its direct oversight role, and indirectly through its committees, the Board performs a risk oversight function for the Company consisting of, among other things, the following activities: (1) at regular and special Board meetings, and on an ad hoc basis, as needed, receiving and reviewing reports related to the performance and operations of the Company; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Company; (3) reviewing investment strategies, techniques and the processes used to manage related risks; (4) overseeing the Company’s investment valuation process through the Board’s Valuation Committee that operates pursuant to authority assigned to it by the Board; (5) meeting with representatives of, or reviewing reports prepared by or with respect to, key service providers, including the investment adviser, investment sub-adviser, administrator, distributor, transfer agent, custodian and independent registered public accounting firm of the Company, to review and discuss the activities of the Company and to provide direction with respect thereto; (6) reviewing periodically, and at least annually, the Company’s fidelity bond, directors and officers, and errors and omissions insurance policies and such other insurance policies as may be appropriate; and (7) overseeing the Company’s accounting and financial reporting processes, including supervision of the Company’s independent registered public accounting firm to ensure that they provide timely analyses of significant financial reporting and internal control issues.

The Board also performs its risk oversight responsibilities with the assistance of the Company’s Chief Compliance Officer. The Board receives a quarterly report from the Chief Compliance Officer, who reports on, among other things, the Company’s compliance with applicable securities laws and its internal compliance policies and procedures. In addition, the Company’s Chief Compliance Officer prepares a written report annually evaluating, among other things, the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer report, which is reviewed by the Board, addresses at a minimum: (1) the operation and effectiveness of the compliance policies and procedures of the Company and certain of its service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (4) any material compliance matters that have occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. The Chief Compliance Officer also meets separately in executive session with the Independent Directors at least once each year. In addition to compliance reports from the Company’s Chief Compliance Officer, the Board also receives reports from legal counsel to the Company regarding regulatory compliance and governance matters.

Board Composition and Leadership Structure

Mr. Forman, who is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act, serves as both the President and Chief Executive Officer of the Company and Chairman of the Board. The Board believes that Mr. Forman, as co-founder and Chief Executive Officer of the Company, is the director with the most knowledge of the Company’s business strategy and is best situated to serve as Chairman of the Board. The Charter, as well as regulations governing business development companies (“BDCs”) generally, requires that a majority of the Board be persons other than “interested persons” of the Company, as defined in Section 2(a)(19) of the 1940 Act.

While the Company currently does not have a policy mandating a lead Independent Director, the Board believes that having an Independent Director fill the lead director role is appropriate. On March 5, 2016, the Board appointed Mr. Stuart as lead Independent Director. The lead Independent Director, among other things, works with the Chairman of the Board in the preparation of the agenda for each Board meeting and in determining the need for special meetings of the Board, chairs any meeting of the Independent Directors in executive session, facilitates communications between other members of the Board and the Chairman of the Board and/or the Chief Executive Officer and otherwise consults with the Chairman of the Board and/or the Chief Executive Officer on matters relating to corporate governance and Board performance.

The Board has concluded that its structure is appropriate given the current size and complexity of the Company and the extensive regulation to which the Company is subject as a BDC.

Board Meetings and Attendance

The Board met fifteen times during the fiscal year ended December 31, 2016, including four regular quarterly meetings. Each director attended at least 75% of the aggregate of all meetings of the Board to which they were invited during the 2016 fiscal year, with the exception of Messrs. D’Alessio and Stuart. The Company does not have a formal policy regarding director attendance at an annual meeting of stockholders. None of the directors attended the Company’s 2016 annual meeting of stockholders.

Committees of the Board

The Board has established three standing committees of the Board, which consist of an Audit Committee, a Valuation Committee and a Nominating and Corporate Governance Committee.

The Board has not established a standing compensation committee because the executive officers of the Company do not receive any direct compensation from the Company. The Board, as a whole, participates in the consideration of director compensation and decisions on director compensation are based on, among other things, a review of data of comparable BDCs. The Board may also engage compensation consultants from time-to-time, following consideration of certain factors related to such consultants’ independence.

Audit Committee

The Board has established an Audit Committee that operates pursuant to a charter and consists of three members, including a Chairman of the Audit Committee. The Audit Committee members are Messrs. Lederman (Chairman), D’Alessio and Stuart, each an Independent Director. The Board has determined that Mr. Lederman is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K promulgated under the Exchange Act. The primary function of the Audit Committee is to oversee the integrity of the Company’s accounting policies, financial reporting process and system of internal controls regarding finance and accounting policies. The Audit Committee is responsible for selecting, engaging and discharging the Company’s independent accountants, reviewing the plans, scope and results of the audit engagement with the Company’s independent accountants, approving professional services provided by the Company’s independent accountants (including compensation therefor) and reviewing the independence of the Company’s independent accountants. The Audit Committee held five meetings during the fiscal year ended December 31, 2016. Each member of the Audit Committee attended over 75% of the meetings held during 2016. The Audit Committee charter can be accessed via the Company’s website at www.fsinvestments.com/investments/funds/fsic-iv by clicking on “Corporate Governance” on the bottom of the webpage.

Valuation Committee

The Board has established a Valuation Committee that operates pursuant to a charter and the authority assigned to it by the Board and consists of three members, including a Chair of the Valuation Committee. The Valuation Committee members are Ms. Fouss (Chair) and Messrs. Lederman and Stuart. The primary function of the Valuation Committee is to establish guidelines and make recommendations to the Board on matters relating to the valuation of the Company’s investments. The Valuation Committee held three meetings during the fiscal year ended December 31, 2016. Each member of the Valuation Committee attended all of the meetings held during 2016. The Valuation Committee charter can be accessed via the Company’s website at www.fsinvestments.com/investments/funds/fsic-iv by clicking on “Corporate Governance” on the bottom of the webpage.

Nominating and Corporate Governance Committee

The Board has established a Nominating and Corporate Governance Committee that operates pursuant to a charter and consists of three members, including a Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee members are Messrs. Gravina (Chairman), Sommer and Rost. The primary function of the Nominating and Corporate Governance Committee is to consider and make recommendations to the Board regarding certain governance matters, including selection of directors for election by stockholders, selection of director nominees to fill vacancies on the Board or a committee thereof, development and revision, as appropriate, of applicable corporate governance documentation and practices and oversight of the evaluation of the Board. The Nominating and Corporate Governance Committee held three meetings during the fiscal year ended December 31, 2016. Each member of the Nominating and Corporate Governance Committee attended all of the meetings held during 2016.

When nominating director candidates, the Nominating and Corporate Governance Committee takes into consideration such factors as it deems appropriate in accordance with its charter. Among the qualifications considered in the selection of candidates, the Nominating and Corporate Governance Committee considers the following attributes and criteria of candidates: experience, including experience with investment companies and other organizations of comparable purpose, skills, expertise, diversity, including diversity of gender, race and national origin, personal and professional integrity, time availability in light of other commitments, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board, including, when applicable, to enhance the ability of the Board or committees of the Board to fulfill their duties and/or to satisfy any independence or other applicable requirements imposed by law, rule, regulation or listing standard including, but not limited to, the 1940 Act and rules promulgated by the SEC. Each of the director nominees was approved by the members of the Nominating and Corporate Governance Committee and the entire Board.

The Nominating and Corporate Governance Committee considers candidates suggested by its members and other Board members, as well as the Company’s management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board must provide notice to the Secretary of the Company in accordance with the requirements set forth in the Company’s Bylaws, which are described in greater detail under the heading “Submission of Stockholder Proposals.” Nominees for director who are recommended by stockholders will be evaluated in the same manner as any other nominee for director. The Nominating and Corporate Governance Committee charter can be accessed via the Company’s website at www.fsinvestments.com/investments/funds/fsic-iv by clicking on “Corporate Governance” on the bottom of the webpage.

Communications Between Interested Parties and the Board

The Board welcomes communications from interested parties. Interested parties may send communications to the Board or to any particular director to the following address: c/o FS Investment Corporation IV, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. Interested parties should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

Information about Executive Officers Who Are Not Directors

The following table sets forth certain information regarding the executive officers of the Company who are not directors of the Company. Each executive officer holds his office until his successor is chosen and qualified, or until his earlier resignation or removal.

Name, Address and Age	Position(s) with Company(1)	Length of Time Served	Principal Occupation(s) During Past Five Years
Zachary Klehr Age: 38	Executive Vice President	Since 2015

Mr. Klehr has served as the Company’s executive vice president since its inception in February 2015. Mr. Klehr also currently serves as executive vice president of FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, the FSGCO Funds and FS Energy Total Return Fund and has presided in such roles since the later of January 2013 or such entity’s inception date. Mr. Klehr has also served in various senior officer capacities for FS Investments and its affiliated investment advisers, including as executive vice president since September 2012. In this role, he focuses on fund administration, portfolio management, fund operations, research, education and communications.

Prior to joining FS Investments, Mr. Klehr served as a vice president at Versa Capital Management, (“Versa”), a private equity firm with approximately $1 billion in assets under management, from July 2007 to February 2011. At Versa, he sourced, underwrote, negotiated, structured and managed investments in middle-market distressed companies, special situations and distressed debt. Prior to Versa, Mr. Klehr spent five years at Goldman, Sachs & Co., starting as an analyst in the Investment Banking Division, then in the executive office working on firm-wide strategy covering hedge funds and other complex multi-faceted clients of the firm. Later, he joined the Financial Sponsors Group as an associate where he focused on leveraged buyouts, acquisitions and equity and debt financings for private equity clients.

Mr. Klehr received his M.B.A., with honors, from the Wharton School of the University of Pennsylvania and his B.A., cum laude, also from the University of Pennsylvania. He is active in his community and served on the board of trustees of The Philadelphia School where he was a member of the executive, governance, advancement, finance and investment committees.

Edward T. Gallivan, Jr. Age: 55	Chief Financial Officer	Since 2015	Mr. Gallivan has served as the Company’s chief financial officer since September 2015. Mr. Gallivan also serves as the chief financial officer of FS Energy and Power Fund, FS Investment Corporation III and FS Energy Total Return Fund. Mr. Gallivan was a director at BlackRock, Inc. from 2005 to October 2012, where he was head of financial reporting for over 350 mutual funds. From 1988 to 2005, Mr. Gallivan worked at State Street Research & Management Company, where he served as the assistant treasurer of mutual funds. Mr. Gallivan began his career as an auditor at the global accounting firm, PricewaterhouseCoopers LLP where he practiced as a certified public accountant. Mr. Gallivan received his B.S. in Business Administration (Accounting) degree at Stonehill College in Massachusetts.

Name, Address and Age	Position(s) with Company(1)	Length of Time Served	Principal Occupation(s) During Past Five Years
Gerald F. Stahlecker Age: 51	Executive Vice President	Since 2015

Mr. Stahlecker has served as the Company’s executive vice president since its inception in February 2015 and has served as executive vice president of FSIC IV Advisor and FS Investments since September 2015 and January 2010, respectively. Mr. Stahlecker also serves as executive vice president for certain of the investment advisers affiliated with FS Investments. Mr. Stahlecker has served as the president of FS Investment Corporation since April 2013 and before that as executive vice president since March 2010. Mr. Stahlecker was an independent director of FS Investment Corporation and served as a member of the audit committee and as chairman of the valuation committee from FS Investment Corporation’s inception in December 2007 to December 2009 when he resigned as a director in order to join the Company’s affiliates, FB Income Advisor, LLC and FS Investments.

Mr. Stahlecker is a former founding partner of Radcliffe Capital Management, L.P. (“Radcliffe”), a SEC-registered investment advisory firm which manages the Radcliffe Funds, a family of Cayman Islands-based, master-feeder structured hedge funds, as well as separately managed accounts for an institutional investor base. Radcliffe pursues convertible arbitrage, high-yield debt, special situations and event-driven investment strategies. From its founding in October 2002 until selling his interest in Radcliffe in July 2009, Mr. Stahlecker served as managing director and chief operating officer of Radcliffe and was the co-chair of its investment committee. Prior to co-founding Radcliffe and its affiliated entities, from May 1998 through October 2002, Mr. Stahlecker served as an officer and director of Rose Glen Capital Management, L.P. (“Rose Glen”), a predecessor to Radcliffe. Rose Glen managed hedge funds focusing on directly negotiated, structured debt and equity investments in public companies. Mr. Stahlecker has extensive experience in structuring and negotiating investment transactions on behalf of investors and issuers and has participated in numerous distressed and special situation restructurings on behalf of investors.

From 1992 to 1998, Mr. Stahlecker was an attorney at Klehr Harrison, where he practiced corporate and securities law. While at Klehr Harrison, Mr. Stahlecker represented hedge funds, venture capital funds and other institutional investors pursuing structured equity and debt investments in public and private companies. Prior to attending law school, from 1987 to 1989, Mr. Stahlecker worked as a senior analyst at Furash & Company, a consulting boutique in Washington, D.C., where he advised banks and other financial institutions regarding mergers and acquisitions, restructurings, asset/liability management and strategic planning. Mr. Stahlecker received his B.S. in Industrial Management, with concentrations in Finance and Strategic Planning, from Carnegie Mellon University and his J.D. from Villanova University Law School, where he was an editor of the Villanova University Environmental Law Journal. Mr. Stahlecker is a member of the board of directors of FourPoint Energy, LLC, the Investment Program Association, an industry trade group, and the Children’s Scholarship Fund Philadelphia.

Name, Address and Age	Position(s) with Company(1)	Length of Time Served	Principal Occupation(s) During Past Five Years
Stephen S. Sypherd Age: 40	Vice President, Treasurer and Secretary	Since 2015

Mr. Sypherd has served as the Company’s vice president, treasurer and secretary since its inception in February 2015. Mr. Sypherd also currently serves as vice president, treasurer and secretary of FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, the FSGCO Funds and FS Total Return Fund. Mr. Sypherd has also served in various senior officer capacities for FS Investments and its affiliated investment advisers, including as general counsel since January 2013 and managing director since August 2014. He is responsible for legal and compliance matters across all entities and investment products of FS Investments.

Prior to joining FS Investments, Mr. Sypherd served for eight years as an attorney at Skadden, Arps, Slate, Meagher & Flom LLP, where he practiced corporate and securities law. Mr. Sypherd received his B.A. in Economics from Villanova University and his J.D. from the Georgetown University Law Center, where he was an executive editor of the Georgetown Law Journal. He serves on the board of trustees of the University of the Arts (and on the advancement and governance committee of that board).

James F. Volk Age: 54	Chief Compliance Officer	Since 2015

Mr. Volk has served as the Company’s chief compliance officer since its inception in February 2015. Mr. Volk also serves as the chief compliance officer of FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III, FS Energy and Power Fund, the FSGCO Funds and FS Energy Total Return Fund. He is responsible for all compliance and regulatory issues affecting the companies in the Fund Complex, including the Company.

Before joining FS Investments and its affiliated investment advisers in October 2014, Mr. Volk was the chief compliance officer, chief accounting officer and head of traditional fund operations at SEI Investment Company’s Investment Manager Services market unit. Mr. Volk was also formerly the assistant chief accountant at the SEC’s Division of Investment Management and a senior manager for PricewaterhouseCoopers LLP. Mr. Volk graduated from the University of Delaware with a B.S. in Accounting.

(1)	The address for each executive officer is c/o FS Investment Corporation IV, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Code of Business Conduct and Ethics

The Company has adopted a code of business conduct and ethics (as amended and restated, the “Code of Business Conduct and Ethics”) pursuant to Rule 17j-1 promulgated under the 1940 Act, which applies to, among others, its officers, including its Chief Executive Officer and Chief Financial Officer, as well as the members of the Board. The Company’s Code of Business Conduct and Ethics can be accessed via the Company’s website at www.fsinvestments.com/investments/funds/fsic-iv by clicking on “Corporate Governance” on the bottom of the webpage. In addition, the Code of Business Conduct and Ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Stockholders may also obtain a copy of the Code of Business Conduct and Ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. 20549. The Company intends to disclose any amendments to or waivers of required provisions of the Code of Business Conduct and Ethics on Form 8-K, as required by the Exchange Act and the rules and regulations promulgated thereunder.

Compensation Discussion and Analysis

The Company’s executive officers do not receive any direct compensation from the Company. The Company does not currently have any employees and does not expect to have any employees. As an externally managed BDC, services necessary for the Company’s business are provided by individuals who are employees of FSIC IV Advisor or its affiliates or by individuals who were contracted by FSIC IV Advisor, the Company or their respective affiliates to work on behalf of the Company. Each of the Company’s executive officers is an employee of FSIC IV Advisor or its affiliates and the day-to-day investment operations and administration of the Company’s portfolio are managed by FSIC IV Advisor. In addition, the Company reimburses FSIC IV Advisor for expenses necessary to perform services related to the Company’s administration and operations, including FSIC IV Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to the Company on behalf of FSIC IV Advisor in accordance with the investment advisory and administrative services agreement, dated as of September 21, 2015, by and between the Company and FSIC IV Advisor (the “investment advisory and administrative services agreement”).

Director Compensation

The Company does not pay compensation to its directors who also serve in an executive officer capacity for the Company or FSIC IV Advisor.

Directors who do not also serve in an executive officer capacity for the Company or FSIC IV Advisor are entitled to receive annual cash retainer fees, fees for participating in quarterly Board and Board committee meetings and certain other Board and Board committee meetings and annual fees for serving as committee chairpersons, determined based on the Company’s net assets as of the end of each fiscal quarter. These directors are Messrs. D’Alessio, Gravina, Lederman, Rost, Sommer, and Stuart and Ms. Fouss.

Amounts payable under the director fees arrangement are determined and paid quarterly in arrears as follows:

			Annual Committee Chair Cash Retainer
Net Asset Value	Annual Cash Retainer	Board Meeting Fee	Audit/Valuation	Nominating and Corporate Governance	Committee Meeting Fee
$0 to $100 million	0	$2,000	$5,000	$2,500	$1,000
$100 million to $300 million	$25,000	$2,000	$7,500	$3,750	$1,000
$300 million to $500 million	$40,000	$2,500	$10,000	$5,000	$1,000
$500 million to $1 billion	$60,000	$2,500	$15,000	$12,500	$1,000
> $1 billion	$100,000	$2,500	$20,000	$15,000	$1,000

The Company will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with its policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and each in-person Board committee meeting not held concurrently with a Board meeting.

The table below sets forth the compensation received by each director from (i) the Company and (ii) all of the companies in the Fund Complex, including the Company, in the aggregate, in each case, for service during the fiscal year ended December 31, 2016:

Name of Director	Fees Earned or Paid in Cash by the Company	Total Compensation from the Company	Total Compensation from the Fund Complex(1)
Michael C. Forman	—	—	—
David J. Adelman	—	—	—
Thomas J. Gravina	$28,625	$28,625	$381,125
Walter D’Alessio	$25,500	$25,500	$25,500
Barbara J. Fouss	$31,750	$31,750	$144,750
Marc Lederman	$36,750	$36,750	$36,750
Gregory S. Rost	$23,500	$23,500	$23,500
Judah C. Sommer	$23,500	$23,500	$23,500
John E. Stuart	$31,500	$31,500	$164,500

(1)	Messrs. Adelman, Forman and Gravina serve on the board of directors of FS Investment Corporation and board of trustees FS Energy and Power Fund. Messrs. Adelman, Forman, Gravina and Ms. Fouss serve on the boards of trustees of FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D, FS Global Credit Opportunities Fund—ADV and FS Global Credit Opportunities Fund—T. Messrs. Adelman, Forman and Stuart serve on the board of directors of FS Investment Corporation II. Messrs. Adelman and Forman serve on the board of directors of FS Investment Corporation III.

Certain Relationships and Related Party Transactions (dollar amounts in thousands, excluding per share amounts, unless otherwise noted)

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. For example, the Company’s Code of Business Conduct and Ethics generally prohibits any employee, officer or director from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. Waivers to the Code of Business Conduct and Ethics for any executive officer or member of the Board must be approved by the Board and are publicly disclosed as required by applicable law and regulations. In addition, the Audit Committee is required to review and approve all transactions with related persons (as defined in Item 404 of Regulation S-K promulgated under the Exchange Act). Prior to the occurrence of a liquidity event (which could include (1) a listing of the Company’s Shares on a national securities exchange, (2) the sale of all or substantially all of the Company’s assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by the Board in which the Company’s stockholders likely will receive cash or shares of a publicly-traded company), all future transactions with affiliates of the Company will be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of the Board, including a majority of the Independent Directors.

Compensation of the Investment Adviser

Pursuant to the investment advisory and administrative services agreement, FSIC IV Advisor is entitled to an annual base management fee of 2.0% of the average weekly value of the Company’s gross assets and an incentive fee based on the Company’s performance. The Company commenced accruing fees under the investment advisory and administrative services agreement on January 6, 2016 upon commencement of its investment operations. Base management fees are paid on a quarterly basis in arrears. Effective February 1, 2017, FSIC IV Advisor agreed to permanently waive a portion of its base management fee to which it is entitled under the investment advisory and administrative services agreement, so that the fee received equals 1.75% of the average weekly value of the Company’s gross assets.

The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, equals 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital, equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%. For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of the Company’s common stock (including proceeds from its distribution reinvestment plan) reduced for amounts paid for share repurchases pursuant to the Company’s share repurchase program. As a result, FSIC IV Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FSIC IV Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.34375% of adjusted capital, or 9.375% annually. This “catch-up” feature allows FSIC IV Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, FSIC IV Advisor will be entitled to receive 20.0% of the Company’s pre-incentive fee net investment income.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. The Company accrues for the capital gains incentive fee, which, if earned, is paid annually. The Company accrues the capital gains incentive fee based on net realized and unrealized gains; however, under the terms of the investment advisory and administrative services agreement, the fee payable to FSIC IV Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized.

Pursuant to an investment sub-advisory agreement between FSIC IV Advisor and GSO / Blackstone Debt Funds Management LLC, the Company’s investment sub-adviser (“GDFM”), or the investment sub-advisory agreement, GDFM will receive 50% of all management and incentive fees payable to FSIC IV Advisor under the investment advisory and administrative services agreement with respect to each year.

The Company reimburses FSIC IV Advisor for expenses necessary to perform services related to the Company’s administration and operations, including FSIC IV Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to the Company on behalf of FSIC IV Advisor. The amount of this reimbursement is set at the lesser of (1) FSIC IV Advisor’s actual costs incurred in providing such services and (2) the amount that the Company estimates it would be required to pay alternative service providers for comparable services in the same geographic location. FSIC IV Advisor allocates the cost of such services to the Company based on factors such as assets, revenues, time allocations and/or other reasonable metrics. The Board reviews the methodology employed in determining how expenses are allocated to the Company and the proposed allocation of administrative expenses among the Company and certain affiliates of FSIC IV Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Company based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to FSIC IV Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable BDCs. The Company does not reimburse FSIC IV Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of FSIC IV Advisor.

Under the investment advisory and administrative services agreement, the Company, either directly or through reimbursement to FSIC IV Advisor or its affiliates, is responsible for its organization and offering costs in an amount up to 0.75% of gross proceeds raised in the Company’s continuous public offering. Organization and offering costs primarily include legal, accounting, printing and other expenses relating to the Company’s continuous public offering, including costs associated with technology integration between the Company’s systems and those of its selected broker-dealers, marketing expenses, salaries and direct expenses of FSIC IV Advisor’s personnel, employees of its affiliates and others while engaged in registering and marketing the Company’s common stock, which includes the development of marketing materials and presentations, training and educational meetings, and generally coordinating the marketing process for the Company.

Prior to satisfaction of the minimum offering requirement and for a period of time thereafter, FS Investments, an affiliate of FSIC IV Advisor, funded the Company’s organization and offering costs. Following this period, the Company will pay its organization and offering costs directly and will reimburse FSIC IV Advisor for offering costs incurred by FSIC IV Advisor on the Company’s behalf, including marketing expenses, with respect to salaries and other direct expenses of FSIC IV Advisor’s personnel and employees of its affiliates while engaged in registering and marketing the Company’s shares of common stock. On January 6, 2016, the investment advisory and administrative services agreement became effective upon satisfaction of the minimum offering requirement, and FSIC IV Advisor became entitled to receive up to 0.75% of the gross proceeds raised in the Company’s continuous public offering until all organization and offering costs incurred have been recovered. As the Company reimburses FSIC IV Advisor for such costs, organization costs are charged to expense and offering costs are deferred and amortized to expense over twelve months.

FS Investments funded certain of the Company’s organization and offering costs in the amount of $3,151for the year ended December 31, 2016. Under the investment advisory and administrative services agreement, there was no liability on the Company’s part for the organization or offering costs funded by FSIC IV Advisor or its affiliates (including FS Investments) until the Company satisfied the minimum offering requirement on January 6, 2016. Since commencing its continuous public offering and through December 31, 2016, the Company has paid total reimbursements of $1,192 to FSIC IV Advisor and its affiliates for organization and offering costs funded by them.

The following table describes the fees and expenses the Company accrued under the investment advisory and administrative services agreement and pursuant to the Company’s share repurchase program during the year ended December 31, 2016:

Related Party	Source Agreement	Description	Year Ended December 31, 2016
FSIC IV Advisor	Investment Advisory and Administrative Services Agreement	Base Management Fee(1)	$1,704
FSIC IV Advisor	Investment Advisory and Administrative Services Agreement	Capital Gains Incentive Fee(2)	$1,302
FSIC IV Advisor	Investment Advisory and Administrative Services Agreement	Administrative Services Expenses(3)	$291
FSIC IV Advisor	Investment Advisory and Administrative Services Agreement	Offering Costs(4)	$875
FS Investment Solutions..	Share Repurchase Agreement	Contingent Deferred Sales Charge(5)	$8

(1)	During the year ended December 31, 2016, $300 in base management fees were applied to offset the liability of FS Investments under the expense reimbursement agreement and $588 in net base management fees were paid to FSIC IV Advisor. As of December 31, 2016, $816 in base management fees were payable to FSIC IV Advisor.

(2)	During the year ended December 31, 2016, the Company accrued capital gains incentive fees of $1,302 based on the performance of its portfolio, of which $817 was based on unrealized gains and $485 was based on realized gains. No capital gains incentive fees are actually payable by the Company with respect to unrealized gains unless and until those gains are actually realized. The Company did not pay any capital gains incentive fees to FSIC IV Advisor during the year ended December 31, 2016.
(3)	During the year ended December 31, 2016, $236 of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by FSIC IV Advisor and the remainder related to other reimbursable expenses. The Company paid $111 in administrative services expenses to FSIC IV Advisor during the year ended December 31, 2016.
(4)	During the year ended December 31, 2016, the Company expensed offering costs of $875, which related to reimbursements to FSIC IV Advisor for offering costs incurred on the Company’s behalf, including marketing expenses, salaries and other direct expenses of FSIC IV Advisor’s personnel and employees of its affiliates while engaged in registering and marketing the Company’s shares of common stock.
(5)	Represents the total amount of the contingent deferred sales charge paid to FS Investment Solutions by stockholders who tendered shares pursuant to the Company’s share repurchase program.

The investment advisory and administrative services agreement provides that FSIC IV Advisor and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with it shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by FSIC IV Advisor or such other person, and FSIC IV Advisor or such other person shall be held harmless for any loss or liability suffered by the Company, if: (i) FSIC IV Advisor or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in the Company’s best interests, (ii) FSIC IV Advisor or such other person was acting on behalf of or performing services for the Company, (iii) the liability or loss suffered was not the result of negligence or misconduct by FSIC IV Advisor or such other person acting as the Company’s agent and (iv) the indemnification or agreement to hold FSIC IV Advisor or such other person harmless for any loss or liability suffered by the Company is only recoverable out of the Company’s net assets and not from the Company’s stockholders.

Compensation of the Dealer Manager

The dealer manager for the Company’s continuous public offering is FS Investment Solutions, LLC (“FS Investment Solutions”), which is one of the Company’s affiliates. Under a second amended and restated dealer manager agreement, dated as of January 25, 2017, among the Company, FSIC IV Advisor and FS Investment Solutions, FS Investment Solutions is entitled to receive upfront sales commissions and dealer manager fees in connection with the sale of shares of common stock in the Company’s continuous public offering, all or a portion of which may be re-allowed to selected broker-dealers and financial representatives. The dealer manager re-allowed to selected broker dealers and other financial representatives the upfront sales commissions it was entitled to receive during the year ended December 31, 2016.

Shares of Class T common stock are subject to an annual distribution fee of 1.00% of the estimated value of such shares, as determined in accordance with applicable rules of The Financial Industry Regulatory Authority, Inc., or FINRA. The distribution fee will be paid by the Company to the dealer manager pursuant to a distribution plan adopted by the Company in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to the Company. Among other requirements, such plan must be approved annually by a vote of the Company’s board of directors, including the directors who are not “interested persons” as defined in the 1940 Act and have no direct or indirect financial interest in the operation of such plan or in any agreements related to such plan.

Except for Class T shares purchased through investment advisors whose contracts for investment advisory and related services include a fixed or “wrap” fee or other asset-based fee arrangement, all of the distribution fee is expected to be re-allowed to selected broker-dealers and financial representatives. The distribution fee is intended to compensate the dealer manager and its affiliates, selected broker-dealers and financial representatives for services rendered and expenses incurred in connection with the ongoing marketing, sale and distribution of such shares.

The distribution fee will accrue daily, beginning on February 1, 2017, and will be paid on a monthly basis. The distribution fee is payable with respect to all shares of Class T common stock, other than shares issued under the Company’s distribution reinvestment plan. The distribution fee will terminate for all Class T stockholders upon a liquidity event. In addition, the Company will stop paying the distribution fee with respect to any outstanding Class T share when the total underwriting compensation from the upfront selling commissions, dealer manager fees and distribution fee attributable to such share equals 7.25% of gross offering proceeds. This amount is referred to as the sales charge cap. The sales charge cap applicable to certain shares, including shares sold prior to January 25, 2017, will be reduced by the amount of any upfront sales load that is waived for such shares or to otherwise account for any lower upfront sales load paid by an investor with respect to such shares.

Provided the Company offers a class of common stock with no sales load or asset-based service or distribution fees, or a No-Load Share Class, in the future, upon a Class T share reaching the applicable sales charge cap, such share will be converted into a share of such No-Load Share Class and will no longer be subject to an ongoing distribution fee. If the Company does not receive an exemptive order satisfactory to it to offer additional share classes and therefore do not offer a No-Load Share Class, the distribution fee for all Class T shares will terminate upon the earliest of (i) any Class T share purchased after January 25, 2017 reaching the applicable sales charge cap, (ii) the Company’s dealer manager advising the Company that the aggregate underwriting compensation payable from all sources (determined in accordance with applicable FINRA rules) would be in excess of 10% of the gross proceeds of this offering and (iii) a liquidity event.

Expense Reimbursement

Pursuant to an amended and restated expense support and conditional reimbursement agreement, dated as of October 9, 2015 (the “expense reimbursement agreement”), by and between FS Investments and the Company, FS Investments has agreed to reimburse the Company for expenses in an amount that is sufficient to ensure that no portion of the Company’s distributions to stockholders will be paid from its offering proceeds or borrowings. However, because certain investments the Company may make, including preferred and common equity investments, may generate dividends and other distributions to the Company that are treated for tax purposes as a return of capital, a portion of the Company’s distributions to stockholders may also be deemed to constitute a return of capital to the extent that the Company may use such dividends or other distribution proceeds to fund its distributions to stockholders. Under those circumstances, FS Investments will not reimburse the Company for the portion of such distributions to stockholders that represent a return of capital, as the purpose of the expense reimbursement agreement is not to prevent tax-advantaged distributions to stockholders.

Under the expense reimbursement agreement, FS Investments will reimburse the Company for expenses in an amount equal to the difference between the Company’s cumulative distributions paid to its stockholders in each quarter, less the sum of the Company’s net investment company taxable income, net capital gains and dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent such amounts are not included in net investment company taxable income or net capital gains) in each quarter.

Pursuant to the expense reimbursement agreement, the Company has a conditional obligation to reimburse FS Investments for any amounts funded by FS Investments under such agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which FS Investments funded such amount, the sum of the Company’s net investment company taxable income, net capital gains and the amount of any dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent not included in net investment company taxable income or net capital gains) exceeds the cumulative distributions paid by the Company to its stockholders during such quarter; provided, however, that (i) the Company will only reimburse FS Investments for expense support payments made by FS Investments with respect to any calendar quarter to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by the Company during such fiscal year) to exceed the lesser of (A) 1.75% of the Company’s average net assets attributable to shares of common stock for the fiscal year-to-date period after taking such payments into account and (B) the percentage of the Company’s average net assets attributable to shares of its common stock represented by “other operating expenses” during the fiscal year in which such expense support payment from FS Investments was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from FS Investments made during the same fiscal year); and (ii) the Company will not reimburse FS Investments for expense support payments made by FS Investments for any calendar quarter if the annualized rate of regular cash distributions declared by the Company at the time of such reimbursement payment is less than the annualized rate of regular cash distributions declared by the Company at the time FS Investments made the expense support payment to which such reimbursement payment relates. The Company is not obligated to pay interest on the reimbursements it is required to make to FS Investments under the expense reimbursement agreement. “Other operating expenses” means the Company’s total “operating expenses” (as defined below), excluding base management fees, incentive fees, distribution fees, organization and offering costs, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.

The Company or FS Investments may terminate the expense reimbursement agreement at any time. However, FS Investments has indicated that it expects to continue such reimbursements until it deems that the Company has achieved economies of scale sufficient to ensure that it bears a reasonable level of expenses in relation to its income.

The Company or FS Investments may terminate the expense reimbursement agreement at any time. The specific amount of expenses reimbursed by FS Investments pursuant to the expense reimbursement agreement, if any, will be determined at the end of each quarter. Upon termination of the expense reimbursement agreement by FS Investments, FS Investments will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, the Company’s conditional obligation to reimburse FS Investments pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

FS Investments is controlled by the Company’s chairman, president and chief executive officer, Michael C. Forman, and FS Investments’ co-founder, David J. Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that FS Investments will reimburse any portion of the Company’s expenses in future quarters.

Capital Contributions by FSIC IV Advisor and GDFM

In February 2015, Michael C. Forman, the principal of FSIC IV Advisor, contributed $200, which was used in its entirety to purchase 20,000 shares of Class T common stock at $10.00 per share. Mr. Forman will not tender these shares of common stock for repurchase as long as FSIC IV Advisor remains the Company’s investment adviser.

As of February 28, 2017, the Company had issued an aggregate of 845,749 shares of Class T common stock for aggregate gross proceeds of $8,788 to Mr. Forman, members of the Company’s board of directors and individuals and entities affiliated with FSIC IV Advisor and GSO / Blackstone Debt Funds Management LLC, the Company’s investment sub-adviser (“GDFM”), including the shares of common stock sold to Mr. Forman in February 2015.

Co-Investment Exemptive Relief

As a BDC, the Company is subject to certain regulatory restrictions in making its investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated point. In an order dated June 4, 2013, the SEC granted exemptive relief to affiliates of the Company, upon which the Company may rely, and which permits the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FSIC IV Advisor, including FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and any future BDCs that are advised by FSIC IV Advisor or its affiliated investment advisers, or collectively the Company’s co-investment affiliates. The Company believes this relief will enhance its ability to further its investment objectives and strategy. The Company believes this relief may also increase favorable investment opportunities for the Company, in part, by allowing it to participate in larger investments, together with the Company’s co-investment affiliates, than would be available to it if such relief had not been obtained. Because the Company’s affiliates did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, the Company is permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance (e.g., where price is the only negotiated term).

Potential Conflicts of Interest

FSIC IV Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs and closed-end management investment companies in the Fund Complex. As a result, such personnel provide investment advisory services to certain others funds in the Fund Complex and such personnel may serve in similar or other capacities for the investment advisers to future investment vehicles in the Fund Complex. While none of the investment advisers are currently making private corporate debt investments for clients other than the funds in the Fund Complex, any, or all, may do so in the future. In the event that FSIC II Advisor undertakes to provide investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Company’s investment objectives and strategies, if necessary, so that the Company will not be disadvantaged in relation to any other client of FSIC II Advisor or its management team. In addition, even in the absence of FSIC II Advisor retaining additional clients, it is possible that some investment opportunities may be provided to the other funds in the Fund Complex.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE

DIRECTOR NOMINEES.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

RSM US LLP, 751 Arbor Way, Suite 200, Blue Bell, Pennsylvania 19422, has been appointed by the Board to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. RSM US LLP (formerly McGladrey LLP) acted as the Company’s independent registered public accounting firm for the period from February 25, 2015 (Inception) to December 31, 2015 and for the fiscal year ended December 31, 2016. The Company knows of no direct financial or material indirect financial interest of RSM US LLP in the Company. A representative of RSM US LLP will be available by telephone to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.

Although action by the stockholders on this matter is not required, the Audit Committee and the Board believe it is appropriate to seek stockholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on the Company’s consolidated financial statements. If a quorum is present at the Annual Meeting and the appointment of RSM US LLP as independent registered public accounting firm for the fiscal year ending December 31, 2017 is not ratified by the stockholders, the adverse vote will be considered by the Audit Committee in determining whether to appoint RSM US LLP as the Company’s independent registered public accounting firm for the succeeding fiscal year.

Fees

Set forth in the table below are audit fees, audit-related fees, tax fees and all other fees billed to the Company by RSM US LLP (formerly McGladrey LLP through October 25, 2015) for professional services performed for the period from February 25, 2015 (Inception) to December 31, 2015 and for the fiscal year ended December 31, 2016:

Fiscal Year	Audit Fees	Audit-Related Fees(1)	Tax Fees	All Other Fees(2)
2016	$227,500	$26,085	—	—
February 25, 2015 (Inception) to December 31, 2015	$62,340	9,200	—	—

(1)	“Audit-Related Fees” are those fees billed to the Company by RSM US LLP for services provided by RSM US LLP or fees billed for expenses relating to the review by RSM US LLP of the Company’s registration statements filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”).
(2)	“All Other Fees” are those fees, if any, billed to the Company by RSM US LLP in connection with permitted non-audit services.

Pre-Approval Policies and Procedures

The Company’s Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the Company’s independent registered public accounting firm for audit services and permitted non-audit services for the Company and for permitted non-audit services for FSIC IV Advisor and any affiliates thereof that provide services to the Company if such non-audit services have a direct impact on the operations or financial reporting of the Company. Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is considered at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by RSM US LLP to management. All of the audit and permitted non-audit services described above for which RSM US LLP billed the Company for the period from February 25, 2015 (Inception) to December 31, 2015and the fiscal year ended December 31, 2016 were pre-approved by the Audit Committee.

Audit Committee Report

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and RSM US LLP, the Company’s independent registered public accounting firm, the Company’s consolidated financial statements filed with the SEC for the fiscal year ended December 31, 2016. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles, and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with RSM US LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, as amended, and by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by RSM US LLP. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by RSM US LLP in order to assure that the provision of such services does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by RSM US LLP to management.

The Audit Committee received and reviewed the written disclosures and the letter from RSM US LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding RSM US LLP’s communications with the Audit Committee concerning independence, and has discussed with RSM US LLP its independence. The Audit Committee has reviewed the audit fees paid by the Company to RSM US LLP. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting RSM US LLP from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company as of and for the year ended December 31, 2016 be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the SEC. The Audit Committee also recommended the appointment of RSM US LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017.

Audit Committee Members:

Marc Lederman, Chairman

M. Walter D’Alessio

John E. Stuart

The material in this Audit Committee report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE

APPOINTMENT OF RSM US LLP AS THE INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

PROPOSAL 3: APPROVAL OF CHARTER AMENDMENT PROPOSAL

Background

In January 2017, the Company made certain changes to the compensation of the dealer manager and selected broker-dealers for the offering of shares of its Class T common stock, as reflected in the Company’s prospectus dated January 25, 2017. The changes to the commission structure have the effect of lowering the overall sales charge cap applicable to Class T shares from 8.95% to 7.25% of gross offering proceeds. The new commission structure also removes the concept of a contingent deferred sales charge so that Class T shares tendered pursuant to the Company’s share repurchase program are no longer subject to such charge. The Company is proposing to amend and restate the Charter, including Section 5.2(d) as described below, so that these changes to the commission structure are appropriately reflected in the description of the Company’s common stock.

In February 2017, the Department of Financial Institutions of the State of Washington, Securities Division, which reviews and approves the Company’s offering in Washington, requested that the Company revise the definition of “Roll-Up Transaction” in the Company’s Charter so that it is consistent with the definition of such term set forth in Section I.B.24 of the Omnibus Guidelines promulgated by the North American Securities Administrators Association. Under the Charter, the Company is prohibited from engaging in certain Roll-Up Transactions. In the case of permitted Roll-Up Transactions, the Company’s stockholders voting against the transaction have the choice of accepting securities of the entity created by or surviving the Roll-Up Transaction, remaining a stockholder of the Company on the same terms and conditions or receiving cash in an amount equal to the stockholder’s pro rata share of the appraised value of the net assets of the Company. Under the existing Charter, a transaction is not a Roll-Up Transaction if it involves securities of any corporation that have been for at least twelve months listed on a national securities exchange. The Charter Amendment Proposal amends this exclusion such that it only applies if the transaction involves securities of the Company that have been for at least twelve months listed on a national securities exchange. In connection with the annual renewal of the Company’s offering in Washington, the Company has undertaken to pursue the requested amendment.

On March 5, 2017 the Board reviewed the proposed Articles of Amendment and Restatement, a copy of which is attached as Exhibit A to this proxy statement (the “Articles”), incorporating the changes described above, and determined that it is advisable to amend and restate the Charter as set forth in the Articles, and advised and directed that the Articles be submitted for consideration by the stockholders of the Company.

Summary of Changes

Listed below, in summary form, are the specific amendments the Company is asking its stockholders to approve in connection with the Charter Amendment Proposal. This summary description is qualified in its entirety by the complete text of the Articles, a copy of which is attached as Exhibit A to this proxy statement. The Articles attached as Exhibit A are marked to show the changes made to the current Charter and reflect the modifications proposed to be made. The below summary does not identify certain immaterial changes.

If approved by stockholders at the Annual Meeting, the amendments reflected in the Articles and summarized below will be effected by the Company’s filing of the Articles with the State Department of Assessment and Taxation of the State of Maryland (the “SDAT”), and will become effective upon filing and acceptance for record by the SDAT.

A. Changes to Section 5.2(d). Section 5.2(d) of the charter, excerpted below, provides for the automatic conversation of a Class A, Class D or Class T share into a Class I Share, which is a share class with no sales load or asset-based services or distribution fees, when such Class A, Class D, or Class T share reaches the sales charge cap. Note that the Company is currently only offering Class T shares of its common stock, and the Company has submitted an application to the SEC for an exemptive order to permit it to offer additional classes of common stock, including Class A, Class D, and Class I shares. In the event the Company obtains such relief, it intends to amend its registration statement to offer these additional classes. Therefore, Section 5.2(d) of the charter only has effect if the Company receives exemptive relief and offers multiple share classes.

(a) Subject to compliance with the requirements of the 1940 Act and provided that the Corporation has previously offered shares of Class I Common Stock in the Public Offering (as defined below), each share of Class A Common Stock, Class D Common Stock and Class T Common Stock shall automatically convert, without action by the stockholders, into a number of shares of Class I Common Stock based on the relative Net Asset Value Per Share for each class at such time upon (i) a Liquidity Event, (ii) the Corporation’s dealer manager advising the Corporation that the aggregate underwriting compensation payable from all sources (determined in accordance with applicable FINRA rules), including upfront selling commissions~~,~~ and Distribution Fees ~~and Contingent Deferred Sales charges~~, if any, and any other underwriting compensation with respect to all shares of Class A Common Stock, Class D Common Stock, Class T Common Stock and Class I Common Stock would be in excess of 10% of the gross proceeds of the Public Offering, or (iii) the total underwriting compensation from the upfront selling commissions and Distribution Fees attributable to such share of Class A Common Stock, Class D Common Stock or Class T Common Stock reaching a “sales charge cap” of 7.25% or such lower amount as determined by resolution of the board of directors ~~on September 21, 2015~~making reference to this Section 5.2. If any shares of Class A Common Stock, Class D Common Stock or Class T Common Stock are converted pursuant to clause (iii) of this Section 5.2(d), and if there are outstanding shares that are identifiable by the Corporation as having been issued pursuant to a distribution reinvestment plan with respect to distributions attributable to the converted shares or as a stock dividend with respect to the converted shares, then the identified shares shall automatically convert, without action by the holder thereof, into a number of shares of Class I Common Stock based on the relative Net Asset Value Per Share for the applicable class at such time.

B. Deletion of Definition of Contingent Deferred Sales Charge.

~~Contingent Deferred Sales Charge. The term “Contingent Deferred Sales Charge” shall mean any sales charge that is imposed on shares of Class A Common Stock, Class D Common Stock and Class T Common Stock, or any other class of Common Stock, tendered and accepted for repurchase by the Corporation prior to the fifth anniversary of the date such shares were issued by the Corporation.~~

C. Amendment to Definition of Roll-Up Transaction.

Roll-Up Transaction. The term “Roll-Up Transaction” shall mean a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Corporation and the issuance of securities of a Roll-Up Entity to the stockholders. Such term does not include:

(a) a transaction involving securities of ~~a corporation~~the Corporation that have been for at least twelve months listed on a national securities exchange; or

(b) a transaction involving the conversion to another corporate form or to a trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

(i) stockholders’ voting rights;

(ii) the term of existence of the Corporation;

(iii) Adviser compensation; or

(iv) the Corporation’s investment objectives.

Vote Required

The affirmative vote by the holders of Shares entitled to cast a majority of all the votes entitled to be cast as of the Record Date is necessary for approval of the Charter Amendment Proposal. You may vote for or against or abstain on the Charter Amendment Proposal. Abstentions and broker non-votes will have the same effect as votes against the Charter Amendment Proposal. Proxies received will be voted “FOR” the approval of the Charter Amendment Proposal unless stockholders designate otherwise.

Appraisal Rights

Under Maryland law and the Charter, you will not be entitled to objecting or dissenting stockholders rights to fair value, commonly referred to as appraisal rights, with respect to the Charter Amendment Proposal. Accordingly, to the extent that you object to the Charter Amendment Proposal, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your Shares under the provisions of Maryland law governing appraisal rights.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE

“FOR” THE CHARTER AMENDMENT PROPOSAL.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company’s Bylaws require the Company to hold an annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of the Company on a date and at a time set by the Board. In addition, the Company will hold special meetings as required or deemed desirable, or upon the request of holders of at least 10% of the Company’s outstanding Shares entitled to vote. Any stockholder that wishes to submit a proposal for consideration at a subsequent meeting of the stockholders should mail the proposal promptly to the Secretary of the Company. Any proposal to be considered for submission to stockholders must be received by the Company in accordance with the Company’s Bylaws and any other applicable law, rule, or regulation regarding director nominations and to be considered for inclusion in the Company’s proxy statement and form of proxy, must also comply with Rule 14a-8 promulgated under the Exchange Act. When submitting a nomination to the Company for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age, and address; class, series and number of Shares beneficially owned by the nominee, if any; the date such Shares were acquired and the investment intent of such acquisition; whether such stockholder believes the individual is an “interested person” of the Company, as defined in the 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of directors in an election contest or that is otherwise required. To date, the Company has not received any recommendations from stockholders requesting consideration of a candidate for inclusion among the committee’s slate of nominees in the Company’s proxy statement.

Pursuant to the Company’s Bylaws, for a director nomination or other business to be considered for the next annual meeting of stockholders, notice must be provided in writing and delivered to the Secretary of the Company at the Company’s principal executive office before January 28, 2018 but not before December 29, 2017. The timely submission of a proposal does not guarantee its inclusion.

Any stockholder proposals submitted pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in the Company’s proxy statement and form of proxy for the 2018 annual meeting of stockholders must be received by the Company on or before December 31, 2017. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: FS Investment Corporation IV, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attention: Secretary.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

INVESTMENT ADVISER AND ADMINISTRATOR, INVESTMENT SUB-ADVISER, DEALER MANAGER AND SUB-ADMINISTRATOR

Set forth below are the names and addresses of the Company’s investment adviser and administrator, investment sub-adviser, dealer manager and sub-administrator:

INVESTMENT ADVISER AND ADMINISTRATOR	INVESTMENT SUB-ADVISER	DEALER MANAGER	SUB-ADMINISTRATOR
FSIC IV Advisor, LLC 201 Rouse Boulevard Philadelphia, PA 19112	GSO / Blackstone Debt Funds Management LLC 345 Park Avenue New York, NY 10154	FS Investment Solutions, LLC 201 Rouse Boulevard Philadelphia, PA 19112	State Street Bank and Trust Company One Lincoln Street Mailstop SUM 0703 Boston, MA 02111

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD, WHICH PROVIDES INSTRUCTIONS FOR AUTHORIZING A PROXY BY TELEPHONE OR THROUGH THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

FS INVESTMENT CORPORATION IV 201 ROUSE BOULEVARD PHILADELPHIA, PA 19112
VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
GENERAL QUESTIONS
1-855-486-7904
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E10511-TBD            KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FS INVESTMENT CORPORATION IV The Board of Directors recommends you vote FOR the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1. Election of Directors		☐	☐	☐

Nominees:
01. David J. Adelman 06. Marc Lederman 02. M. Walter D’Alessio 07. Gregory S. Rost 03. Michael C. Forman 08. Judah C. Sommer 04. Barbara J. Fouss 09. John E. Stuart 05. Thomas J. Gravina

The Board of Directors recommends you vote FOR the following proposals:						For	Against	Abstain
2. To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.						☐	☐	☐

3.     To amend and restate the Company’s charter to reflect certain amendments described in the proxy statement, which are (a) amending the definition of “sales charge cap” and deleting references to “contingent deferred sales charge,” in connection with the Company’s recent commission structure change, and (b) amending the definition of “Roll-Up Transaction” so that it is consistent with the definition of such term set forth in the Omnibus Guidelines promulgated by the North American Securities Administrators Association,

						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E10512-TBD

FS INVESTMENT CORPORATION IV

Annual Meeting of Stockholders

June 12, 2017

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Michael C. Forman and Stephen S. Sypherd, and each of them, as proxies of the undersigned with full power of substitution in each of them, to attend the 2017 Annual Meeting of Stockholders of FS Investment Corporation IV, a Maryland corporation (the “Company”), to be held at 2:30 p.m., Eastern Time, on Monday, June 12, 2017, at the offices of the Company located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, and any adjournments or postponements thereof (the “Annual Meeting”), and vote as designated on the reverse side of this proxy card all of the common stock, par value $0.001 per share, of the Company (“Shares”) held of record by the undersigned. The proxy statement and the accompanying materials are being mailed on or about April 28, 2017 to stockholders of record as of April 20, 2017 and are available at www.proxyvote.com. All properly executed proxies representing Shares received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon.

If no specification is made, the Shares will be voted (1) FOR the proposal to elect each of the director nominees listed in Proposal 1, (2) FOR the proposal to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 and (3) FOR the proposal to amend and restate the Company’s charter to reflect certain amendments described in the proxy statement, which are (a) amending the definition of “sales charge cap” and deleting references to “contingent deferred sales charge,” in connection with the Company’s recent commission structure change, and (b) amending the definition of “Roll-Up Transaction” so that it is consistent with the definition of such term set forth in the Omnibus Guidelines promulgated by the North American Securities Administrators Association. If any other business is presented at the Annual Meeting, this proxy will be voted by the proxies in their best judgment, including a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the board of directors of the Company knows of no other business to be presented at the Annual Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise. Any stockholder who executes a proxy may revoke it with respect to a proposal by attending the Annual Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting.

Continued and to be signed on reverse side